UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2024 (June 14, 2024)

NUTEX HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

(713) 660-0557

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 14, 2024, Nutex Health Inc. (the “Company”) received notice from the Nasdaq Stock Market LLC (“Nasdaq”) that a Nasdaq Hearings Panel had granted the Company an exception until July 22, 2024 (the ”Exception”) to effect a reverse stock split of its common stock (“Common Stock”), once approved by the board and the Company’s stockholders, and regain compliance with the $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In the event the Company fails to regain compliance with the Minimum Bid Price Requirement by July 22, 2024, its securities will be delisted. The Exception was granted following the Nasdaq Hearings Panel’s review of a questionnaire (the “Expedited Review Questionnaire”) submitted by the Company to Nasdaq on May 29, 2024. On June 17, 2024, the Company’s stockholders approved a reverse stock split in the range of 1-2 to 1-16, with the ratio within the range to be determined by the board within one year of stockholder approval.

As previously disclosed, on May 22, 2023, the Company received a letter from Nasdaq indicating that, for thirty consecutive business days prior to the date of such letter, the bid price for the Common Stock had closed below the Minimum Bid Price Requirement. Subsequently, on November 21, 2023, the Company was provided an additional 180 calendar day period, or until May 20, 2024, to regain compliance. On April 10, 2024, the Company effected a reverse stock split at a ratio of 1-15. However, on May 21, 2024, the Company received a letter from the staff of Nasdaq (“Staff”) stating that the Company has not regained compliance with the Minimum Bid Price Requirement.

On May 23, 2024, the Company submitted a request for a hearing to appeal the Staff’s delisting determination and Nasdaq notified the Company that the delisting action has been stayed, pending a final decision by the Nasdaq Hearings Panel. The Nasdaq Hearings Panel offered the Company an expedited review process, which required the Company to complete the Expedited Review Questionnaire regarding the Company’s plan to regain compliance with the Minimum Bid Price Requirement.

There can be no assurance that effecting a reverse stock split will result in compliance with the Minimum Bid Price Requirement and the Company cannot predict the effect that a reverse stock split would have on the market price for shares of its Common Stock.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Nutex was held on June 17, 2024, to vote on the following four proposals, for which the final vote results are set forth below:

1.	Each of our director nominees was elected for a term expiring in 2025.
Nominee	For	Withheld	Broker Non-Votes
Thomas T. Vo	23,535,051	5,421,713	8,610,730
Warren Hosseinion	24,707,841	4,248,923	8,610,730
Mitchell Creem	24,442,279	4,514,485	8,610,730
Cheryl Grenas	24,736,013	4,220,751	8,610,730
Michael L. Reed	24,159,952	4,796,812	8,610,730
Scott J. Saunders	25,092,669	3,864,095	8,610,730
Kelvin Spears	24,251,047	4,705,717	8,610,730

2.	The compensation of our named executive officers was approved, on an advisory basis.
For	Against	Abstain	Broker Non-Votes
22,676,449	5,845,536	434,779	8,610,730

3.	An amendment to the Company’s Second Amended and Restated Certificate of Incorporation was approved to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-16, if and when determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

For	Against	Abstain	Broker Non-Votes
29,461,113	7,029,009	1,077,372	(0)

4.	Marcum LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2024:
For	Against	Abstain	Broker Non-Votes
33,727,793	3,693,208	146,493	(0)

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File – (embedded within Inline XBRL document).

Forward-Looking Statements

Certain statements and information included in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. When used in this current report, the words or phrases :will”, "will likely result,” “expected to,” “will continue,” “anticipated,” “estimate,” “projected,” “intend,” “goal,” or similar expressions are intended to identify "forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, many of which are beyond the control of the Company. Such uncertainties and risks include, but are not limited to, our ability to successfully execute our growth strategy, changes in laws or regulations, including final rules implemented under the No Surprises Act and related regulatory guidance, economic conditions, dependence on management, dilution to stockholders, lack of capital, the effects of rapid growth upon the Company and the ability of management to effectively respond to the growth and demand for products and services of the Company, newly developing technologies, the Company’s ability to compete, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition and the ability of the Company to obtain future financing. An extensive list of factors that can affect future results are discussed in the Company’s Annual Report on form 10-K for the year ended December 31, 2023 and its Current Report on Form 10-Q for the period ended March 31, 2024, under the heading "Risk Factors” in Part I, Item IA thereof, and other documents filed from time to time with the Securities and Exchange Commission. Such factors could materially adversely affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed within this current report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 18, 2024	NUTEX HEALTH INC.

	By:	/s/ Jon C. Bates
Jon C. Bates Chief Financial Officer